UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2006
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark
San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000

N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by Del Monte Foods Company on May 24, 2006. This amendment provides the audited and unaudited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the Current Report on Form 8-K filed on May 24, 2006.
Section 1 — Registrant’s Business and Operations
Item 1.01.     Entry into a Material Definitive Agreement
Credit Agreement Amendment, Subsidiary Guaranty Supplement and Security Agreement Supplement
On May 19, 2006, Del Monte Corporation (“DMC”), a wholly-owned subsidiary of Del Monte Foods Company (“DMFC,” and, collectively with its direct and indirect subsidiaries, including DMC, “Del Monte”) entered into an Amendment No. 2 (the “Amendment”) to the Credit Agreement dated as of February 8, 2005 among DMC, the Company and the lender parties thereto (as amended from time to time, prior to giving effect to the Amendment, the “Existing Credit Agreement”). The Existing Credit Agreement, as amended by the Amendment, is referred to herein as the “Amended Credit Agreement.”
The total amount of term and revolving loan commitments under the Amended Credit Agreement is $1,650.2 million. The Amendment increased the existing Term B loan commitments of approximately $145.9 million by $645.0 million to $790.9 million in total Term B commitments, and increased the existing revolving credit facility commitments of $350 million by $100 million to $450 million in total revolving credit facility commitments. The existing Term A loan commitments of approximately $409.3 million were unchanged. On the effective date of the Amendment, DMC borrowed $65.0 in Term B loans and $125.0 in revolving loans to provide a portion of the funding for the consummation on such date of its previously announced acquisition of Meow Mix Holdings, Inc. (“Meow Mix”) for $705.5 million (the “Meow Mix Acquisition”) and the payment of transaction related fees and expenses. Immediately after consummation of the Meow Mix Acquisition, there were approximately $409.3 million in Term A loans, $210.9 in Term B loans and $125.0 in revolving loans outstanding under the Amended Credit Agreement. In addition, there were on such date approximately $48 million in outstanding letters of credit issued under the Amended Credit Agreement.
The Amended Credit Agreement provides that, subject to customary conditions, DMC may make an additional borrowing of Term B loans at any time on or prior to December 31, 2006 in an amount up to the undrawn portion of the Term B commitments ($580.0) to fund its previously announced acquisition of certain pet product assets, including the Milk-Bone brand (“Milk-Bone”), from Kraft Foods Global, Inc. for approximately $580 million (the “Milk-Bone Acquisition”), and to fund transaction-related expenses.

The Term A loans will be due in full on February 8, 2011 and the Term B loans will be due in full on February 8, 2012. The revolving credit facility will mature, and the commitments thereunder will terminate, on February 8, 2011. Scheduled amortization with respect to the Term A loans is approximately the following percentages of outstanding principal as of the effective date of the Amended Credit Agreement: 2.5% for fiscal year 2007, 5.0% for fiscal year 2008, 7.5% for fiscal year 2009, 10.0% for fiscal year 2010, and 75.0% for fiscal year 2011. Scheduled amortization with respect to the Term B loans is approximately 1.00% per annum with respect to each of the quarterly payments commencing on July 28, 2006 through January 28, 2011, with the remaining 95.25% due in four approximately equal installments commencing on April 29, 2011 and ending on the February 8, 2012 maturity date. Upon, and subject to, the consummation of the Milk-Bone acquisition, the scheduled amortization with respect to the Term B loans will be recalculated to reflect the higher total principal amount, with scheduled amortization for the remaining quarterly payments through and including the payment due on January 28, 2011 to reflect approximately 1.00% per annum of the total Term B principal outstanding upon (and giving effect to) such consummation, with the balance of such principal due in four approximately equal installments commencing on April 29, 2011 and ending on the February 8, 2012 maturity date. Scheduled amortization payments with respect to the Term A and Term B loans are subject to reduction on a pro rata basis upon mandatory and voluntary prepayments on terms and conditions similar to those set forth in the Existing Credit Agreement.
The interest rate margins and revolving credit facility commitment fee under the Amended Credit Agreement are unchanged from those in effect under the Existing Credit Agreement. The letter of credit sublimit of $100 million also is unchanged. DMC’s obligations under the Amended Credit Agreement are guaranteed by DMFC and certain domestic subsidiaries of DMC, including, pursuant to a Subsidiary Guaranty Supplement executed in connection with the Amendment, Meow Mix and its subsidiaries. DMC’s obligations under the Amended Credit Agreement are secured by a lien on substantially all of its assets. The obligations of DMFC under its guaranty are secured by a pledge of the stock of DMC. The obligations of each subsidiary guarantor under its guaranty, including, pursuant to a Security Agreement Supplement executed in connection with the Amendment, Meow Mix and its subsidiaries, are secured by a lien on substantially all of each such subsidiary guarantor’s assets.
Del Monte is required to meet a maximum leverage ratio and a minimum fixed charge coverage ratio under the Amended Credit Agreement. The Amendment increased the maximum permitted leverage ratio in effect through the term of the Amended Credit Agreement and decreased the minimum fixed charge coverage ratio in effect through the term of the Amended Credit Agreement. The maximum permitted leverage ratio decreases over time and the minimum fixed charge coverage ratio increases over time, as set forth in the Amended Credit Agreement.
The Amended Credit Agreement contains customary negative and affirmative covenants comparable to those in the Existing Credit Agreement. The Amended Credit Agreement contains customary events of default, funding conditions, yield protection provisions, representations and warranties and other customary provisions for senior secured credit facilities, in each case comparable to those set forth in the Existing Credit Agreement.
Banc of America Securities LLC, Lehman Brothers Inc. and Goldman Sachs Credit Partners L.P. acted as joint lead arrangers and joint book managers in connection with the Amended Credit

Agreement. Bank of America, N.A. is administrative agent for the Amended Credit Agreement. Lehman Brothers Inc. acted as financial adviser to DMC in connection with the Meow Mix Acquisition. Goldman, Sachs & Co. and Banc of America Securities LLC are acting as financial advisers to DMC in connection with the Milk-Bone Acquisition.
The foregoing description of the Existing Credit Agreement, the Amended Credit Agreement, the Amendment, the Subsidiary Guaranty Supplement, and the Security Agreement Supplement is qualified in its entirety by reference to the Credit Agreement, Amendment No. 1 to the Credit Agreement, the Amendment, the Subsidiary Guaranty Supplement, and the Security Agreement Supplement, copies of which are filed as Exhibits 10.1, 10.2,10.3,10.4 and 10.5, respectively, to this Report.
Supplemental Indenture for 8 5/8% Notes
On May 19, 2006, DMC, DMFC, certain existing subsidiaries of DMC (DMFC and such subsidiaries, collectively, the “Existing Guarantors”) and each of Meow Mix and its subsidiaries (collectively, the “New Guarantors”) entered into a First Supplemental Indenture (the “8 5/8% First Supplemental Indenture”) and related documentation pursuant to which the New Guarantors guaranteed the obligations of DMC under its outstanding 8 5/8% Senior Subordinated Notes due 2012 (the “8 5/8% Notes”). The 8 5/8% Notes were issued pursuant to an Indenture and Supplemental Indenture each dated as of December 20, 2002. The outstanding principal amount of the 8 5/8% Notes is $450 million. The existing guarantees of the 8 5/8% Notes issued by the Existing Guarantors remain in full force and effect.
The foregoing description of the 8 5/8% First Supplemental Indenture is qualified in its entirety by reference to the 8 5/8% First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Report.
Supplemental Indenture for 6 3/4% Notes
On May 19, 2006, DMC, the Existing Guarantors and the New Guarantors entered into a First Supplemental Indenture (the “6 3/4% First Supplemental Indenture”) and related documentation pursuant to which the New Guarantors guaranteed the obligations of DMC under its outstanding 6 3/4% Senior Subordinated Notes due 2015 (the “6 3/4% Notes”). The 6 3/4% Notes were issued pursuant to an Indenture dated as of February 8, 2005. The outstanding principal amount of the 6 3/4% Notes is $250 million. The existing guarantees of the 6 3/4% Notes issued by the Existing Guarantors remain in full force and effect.
The foregoing description of the 6 3/4% First Supplemental Indenture is qualified in its entirety by reference to the 6 3/4% First Supplemental Indenture, a copy of which is filed as Exhibit 4.2 to this Report.

Section 2 — Financial Information
Item 2.01.     Completion of Acquisition or Disposition of Assets
On March 1, 2006, DMC entered into a Stock Purchase Agreement with Meow Mix Holdings, Inc. (“MMHoldings”), Meow Holdings LLC, as the stockholders representative, and the stockholders (“Sellers”) of MMHoldings.
On May 19, 2006. pursuant to the Stock Purchase Agreement, DMC purchased from the Sellers and certain option holders all of the outstanding common stock, preferred stock and vested stock options of MMHoldings for a purchase price of $705.5 million, which included amounts used to repay at closing all outstanding indebtedness of MMHoldings and its subsidiaries and amounts used to satisfy certain transaction related expenses of MMHoldings and the Sellers. The purchase price may be adjusted post-closing based on MMHoldings’ final working capital as of the closing compared to estimated working capital at that date. The purchase price may be subject to further post-closing adjustment to the extent that certain tax benefits available to Del Monte as a result of the transaction are different than the amounts estimated at closing.
The Stock Purchase Agreement contains customary representations, warranties, covenants, and indemnification provisions. $30 million of the purchase price will be held in escrow to secure the Sellers’ indemnification and other obligations under the Stock Purchase Agreement until August 1, 2007, subject to the retention in the escrow of amounts necessary to secure claims pending as of that date.
Neither Del Monte nor any of its affiliates have any material relationships with MMHoldings or its directors, officers, stockholders or affiliates.
This description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed on March 7, 2006 (the “March 7 Form 8-K”) and is incorporated herein by reference. The Stock Purchase Agreement was filed with the March 7 Form 8-K to provide investors and stockholders with information regarding its terms. The Stock Purchase Agreement is not intended to provide any other factual information about Del Monte or MMHoldings. The Stock Purchase Agreement contains representations and warranties that the parties to the Stock Purchase Agreement made to and solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in confidential disclosure schedules that the parties exchanged in connection with signing and prior to the closing under the Stock Purchase Agreement. Accordingly, investors and stockholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of execution of and closing under the Stock Purchase Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Stock Purchase Agreement and the closing date, which subsequent information may or may not be fully reflected in Del Monte’s public disclosures.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.
Section 9 — Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The required audited financial statements of Meow Mix Holdings, Inc. as of and for the year ended January 1, 2006 and the required unaudited financial statements of Meow Mix Holdings, Inc. as of April 2, 2006 and for the three-month periods ended April 2, 2006 and April 3, 2005 are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information for the fiscal year ended May 1, 2005 and as of January 29, 2006 and for the nine months then ended is attached hereto as Exhibit 99.3 and is incorporated in its entirety herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit	Description

2.1	Stock Purchase Agreement between Del Monte Corporation and Meow Mix Holdings, Inc., the stockholders listed therein, and Meow Holdings LLC, as the stockholders representative, dated as of March 1, 2006 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed March 7, 2006)

*4.1	First Supplemental Indenture dated as of May 19, 2006 among Del Monte Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee

*4.2	First Supplemental Indenture dated as of May 19, 2006 among Del Monte Corporation, the guarantors named therein and The Bank of New York Trust Company, as successor in interest to The Bank of New York, as trustee

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005) (the “Credit Agreement”)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

*10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement

*10.4	Subsidiary Guaranty Supplement dated as of May 19, 2006 executed by Meow Mix Holdings, Inc. and its subsidiaries

*10.5	Security Agreement Supplement dated as of May 19, 2006 executed by Meow Mix Holdings, Inc. and its subsidiaries

**23.1	Consent of Ernst & Young LLP

**99.1	Audited consolidated financial statements of Meow Mix Holdings, Inc. as of and for the year ended January 1, 2006

**99.2	Unaudited condensed consolidated financial statements of Meow Mix Holdings, Inc. as of April 2, 2006 and for the three-month periods ended April 2, 2006 and April 3, 2005

**99.3	Unaudited condensed combined pro forma financial statements of Del Monte Foods Company for the fiscal year ended May 1, 2005 and as of January 29, 2006 and for the nine months then ended

*	Previously filed as an exhibit to Del Monte Foods Company’s Current Report on Form 8-K filed May 24, 2006
**	Filed herewith

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company
Date: June 26, 2006	By:	/s/ James Potter
		Name:	James Potter
		Title:	Secretary

EXHIBIT INDEX

Exhibit	Description

2.1	Stock Purchase Agreement between Del Monte Corporation and Meow Mix Holdings, Inc., the stockholders listed therein, and Meow Holdings LLC, as the stockholders representative, dated as of March 1, 2006 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed March 7, 2006)

*4.1	First Supplemental Indenture dated as of May 19, 2006 among Del Monte Corporation, the guarantors named therein and Deutsche Bank Trust Company Americas, as trustee

*4.2	First Supplemental Indenture dated as of May 19, 2006 among Del Monte Corporation, the guarantors named therein and The Bank of New York Trust Company, as successor in interest to The Bank of New York, as trustee

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005) (the “Credit Agreement”)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

*10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement

*10.4	Subsidiary Guaranty Supplement dated as of May 19, 2006 executed by Meow Mix Holdings, Inc. and its subsidiaries

*10.5	Security Agreement Supplement dated as of May 19, 2006 executed by Meow Mix Holdings, Inc. and its subsidiaries

**23.1	Consent of Ernst & Young LLP

**99.1	Audited consolidated financial statements of Meow Mix Holdings, Inc. as of and for the year ended January 1, 2006

**99.2	Unaudited condensed consolidated financial statements of Meow Mix Holdings, Inc. as of April 2, 2006 and for the three-month periods ended April 2, 2006 and April 3, 2005

**99.3	Unaudited condensed combined pro forma financial statements of Del Monte Foods Company for the fiscal year ended May 1, 2005 and as of January 29, 2006 and for the nine months then ended

*	Previously filed as an exhibit to Del Monte Foods Company’s Current Report on Form 8-K filed May 24, 2006
**	Filed herewith